Exhibit 99.1

Joint Filing Agreement

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of this Amendment to Schedule 13D, including amendments thereto, with respect to the shares of Class A Common Stock, par value $0.01 per share, of Constellation Brands, Inc. and further agrees that this Joint Filing Agreement be filed with the Securities and Exchange Commission as an exhibit to such filing; provided, however, that no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing unless such person knows or has reason to believe such information is inaccurate (as provided in Rule 13d-1(k)(1)(ii)). This Joint Filing Agreement may be executed in one or more counterparts, all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the persons named below have executed this Joint Filing Agreement as of the date set forth below.

Dated: November 14, 2022	By:

/s/ Richard Sands
Richard Sands

/s/ Robert Sands
Robert Sands

/s/ Abigail Bennett
Abigail Bennett

/s/ Zachary Stern
Zachary Stern

Astra Legacy LLC

	By:	/s/ Abigail Bennett
Name: Abigail Bennett
Title: President

A&Z 2015 Business Holdings LP
	By:	WildStar Partners LLC, its co-General Partner

	By:	/s/ Thomas M. Farace
Name: Thomas M. Farace
Title: Chief Executive Officer

RSS 2015 Business Holdings LP
	By:	WildStar Partners LLC, its co-General Partner

	By:	/s/ Thomas M. Farace
Name: Thomas M. Farace
Title: Chief Executive Officer

RES Master LLC

	By:	/s/ Thomas M. Farace
Name: Thomas M. Farace
Title: Authorized Person

RSS Master LLC

By:	/s/ Thomas M. Farace
Name: Thomas M. Farace
Title: Authorized Person

RCT 2020 Investments LLC
By:	RCT 2015 Business Holdings LP, its sole member

By:	WildStar Partners LLC, its Managing General Partner

By:	/s/ Thomas M. Farace
Name: Thomas M. Farace
Title: Chief Executive Officer

WildStar Partners LLC

By:	/s/ Thomas M. Farace
Name: Thomas M. Farace
Title: Chief Executive Officer

RES Business Holdings LP

By:	WildStar Partners LLC

By:	/s/ Thomas M. Farace
Name: Thomas M. Farace
Title: Chief Executive Officer

SER Business Holdings LP

By:	WildStar Partners LLC, its Managing General Partner

By:	/s/ Thomas M. Farace
Name: Thomas M. Farace
Title: Chief Executive Officer

RHT 2015 Business Holdings LP

By:	WildStar Partners LLC, its Managing General Partner

By:	/s/ Thomas M. Farace
Name: Thomas M. Farace
Title: Chief Executive Officer

RSS Business Holdings LP

By:	WildStar Partners LLC, its Managing General Partner

By:	/s/ Thomas M. Farace
Name: Thomas M. Farace
Title: Chief Executive Officer

SSR Business Holdings LP

By:	WildStar Partners LLC, its Managing General Partner

By:	/s/ Thomas M. Farace
Name: Thomas M. Farace
Title: Chief Executive Officer

RSS 2015 Business Holdings LP

By:	WildStar Partners LLC, its Managing General Partner

By:	/s/ Thomas M. Farace
Name: Thomas M. Farace
Title: Chief Executive Officer

RCT 2015 Business Holdings LP
By:	WildStar Partners LLC, its Managing General Partner

By:	/s/ Thomas M. Farace
Name: Thomas M. Farace
Title: Chief Executive Officer

MAS Business Holdings LP
By:	WildStar Partners LLC, its Managing General Partner

By:	/s/ Thomas M. Farace
Name: Thomas M. Farace
Title: Chief Executive Officer

NSDT 2009 STZ LLC

By:	/s/ Thomas M. Farace
Name: Thomas M. Farace
Title: Manager

NSDT 2011 STZ LLC

By:	/s/ Thomas M. Farace
Name: Thomas M. Farace
Title: Manager

RSS Business Management LLC

By:	/s/ Thomas M. Farace
Name: Thomas M. Farace
Title: Secretary

SSR Business Management LLC

By:	/s/ Thomas M. Farace
Name: Thomas M. Farace
Title: Secretary

LES Lauren Holdings LLC

By:	/s/ Thomas M. Farace
Name: Thomas M. Farace
Title: Manager

MES Mackenzie Holdings LLC

By:	/s/ Thomas M. Farace
Name: Thomas M. Farace
Title: Manager

The Marilyn Sands Master Trust

By:	/s/ Thomas M. Farace
Name: Thomas M. Farace
Title: Trustee

Sands Family Foundation

By:	/s/ Thomas M. Farace
Name: Thomas M. Farace